SUPPLEMENT DATED OCTOBER 20, 2009

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding changes to investment options that are available under your Contract.

The Board of Trustees of the Credit Suisse Trust (the “Trust”) approved the mergers of Credit Suisse Trust International Equity Flex I Portfolio and Credit Suisse Trust International Equity Flex II Portfolio (“Old Portfolios”) into Credit Suisse Trust International Equity Flex III Portfolio (“New Portfolio”). This merger is subject to shareholder approval at a shareholder meeting to be held on November 12, 2009.

If shareholders approve the proposal relating to the merger of the portfolios of the Trust, all of the assets of the Old Portfolios will be transferred to the New Portfolio and shareholders of the Old Portfolios will receive shares of the New Portfolio in exchange for their shares of the Old Portfolios.

Immediately after the merger, Purchase Payments and purchases that are part of a dollar-cost averaging program, a portfolio rebalancing program, or an asset allocation program will continue with the New Portfolio replacing the Old Portfolios.

Please retain this supplement with your prospectus for future reference.

Focus, Futurity II, Futurity 10/09